As filed with the Securities and Exchange Commission on July 23, 2004.
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                July 23, 2004

                        Shells Seafood Restaurants, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware              0-28258                65-0427966
(State or other jurisdiction  (Commission file number)   (IRS employer
      of incorporation)                                 identification No.)

                16313 N. Dale Mabry Hwy, Ste 100, Tampa, FL 33618
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (813) 961-0944

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

Shells Seafood Restaurants, Inc. today issued a press release announcing second quarter and year-to-date results. Included in the press release issued by the Company and furnished herewith as Exhibit 99 are certain non-GAAP financial measures. Management of the Company believes such non-GAAP financial measures are useful to investors assessing the financial condition and results of operations of the Company's core business operations because they exclude results which management believes are atypical and unlikely to occur with regularity in the future.

A copy of the press release follows as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2004                  SHELLS SEAFOOD RESTAURANTS, INC.

                                      By: /s/ Leslie J. Christon
                                      Leslie J. Christon
                                      President and CEO

INDEX TO EXHIBITS

99     Press Release dated July 23, 2004.